SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C.  20549


                    FORM 8-K


                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of
       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 15, 1999


        Data Systems Network Corporation
(Exact name of registrant as specified in its charter)


                    Michigan
 (State or other jurisdiction of incorporation)


        1-13424                                    38-2649874
(Commission File Number)                  (IRS Employer Identification No.)

34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (248) 489-8700

                 Not Applicable
(Former name or former address, if changed since last report)




































ITEM 5.  OTHER EVENTS.

       On September 15, Data Systems Network Corporation and Information Architects Corporation entered into a Confidential Termination Agreement and Release (the "Termination Agreement"), terminating the proposed merger between the two companies. The Termination Agreement is attached hereto as
Exhibit 99.1 and the joint press release issued by the companies on September 15 is attached hereto as Exhibit 99.2. Each Exhibit is incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Confidential Termination Agreement and Release, dated
             September 15, 1999

Exhibit 99.2 Press Release, dated September 15, 1999


                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 30, 1999                  DATA SYSTEMS NETWORK CORPORATION


                                    By:  /s/Michael W. Grieves
                                    ----------------------------------------
                                    Michael W. Grieves
                                    Chairman, President and Chief Executive
                                     Officer